Exhibit 10.3

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT



TYPE OR PRINT CLEARLY IN BLACK INK

Pursuant Section 33-10-106 of the 1976 South Carolina Code of Laws, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.       The name of the corporation is     Carolina First Corporation
                                        ---------------------------------------
2.       Date of Incorporation    May 21, 1986
                               ------------------------------------------------
3.       Agent's Name and Address
                                 ----------------------------------------------
4.       On   April 19, 2000      , the corporation adopted the following Amendment(s) of its Articles of
            ----------------------
         Incorporation: (Type or attach the complete text of each Amendment)

         To amend the Company's Articles of Incorporation to change its name to "THE SOUTH FINANCIAL GROUP, INC."

5.       The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows:
         (if not applicable, insert "not applicable" or "NA").

         N/A

6.       Complete either a or b, whichever is applicable.

1.       [X]      Amendment(s) adopted by shareholder action.

                  At the date of adoption of the Amendment(s), the number of outstanding shares of each voting group entitled to vote separately on the Amendment(s), and vote of such shares was:

                              Number of     Number of         Number of Votes    Number of Undisputed*
         Voting               Outstanding   Votes Entitled    Represented at            Shares
         Group                Shares        to be Cast        the Meeting        For    or    Against
         ------               -------       ----------        ------------       ----------------------
         Common Stock         25,738,422    25,738,422        19,458,032            18,416,726       855,285

         Note: Pursuant to Section 33-10-106(6)(i), of the 1976 South Carolina Code of Laws, as amended, the corporation can alternatively state the total number of disputed shares cast for the amendment by each voting group together with a statement that the number cast for the amendment by each voting group was sufficient for approval by that voting group.

         2.       [ ]    Amendment(s) was duly adopted by the
                         incorporators or board of directors without shareholder approval pursuant to Sections
                         33-6-102(d), 33-10-102 and 33-10-105 of the 1976
                         South Carolina Code of Laws, as amended and shareholder action was not required.




7. Unless a delayed dated is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State (See Section 33-1-230(b) of the 1976 South Carolina Code of Laws, as amended) N/A


Date   April 19, 2000                The South Financial Group, Inc. (formerly Carolina First Corporation)
     ----------------               ------------------------------------------------------------------------
                                                              Name of Corporation


                                          /s/ William S. Hummers III
                                    ------------------------------------------------------------------------
                                                              Signature

                WILLIAM S. HUMMERS III, EXECUTIVE VICE PRESIDENT
                ------------------------------------------------
                Type or Print Name and Office

                                       32